EXHIBIT 10.4



                                   MEMORANDUM



DATE:   December 22, 1994

TO:     Former Clay Equity Partners

FROM:   Donald L. Seeley

RE:     FINANCIAL SUPPORT


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In recognition of the personal inconvenience and financial hardship that has been caused by your inability to sell your shares of A&A stock pursuant to a Registration Statement on Form S-3 and as a gesture of goodwill, the following financial support program is offered:



  1. A loan of up to B.P.150,000 with the following terms:

       (a) interest free

       (b) repayable the earlier of 15 days following the sale of shares or June 30, 1995. The loans will be extended beyond June 30th, if A&A has not been able to maintain an effective Registration Statement on Form S-3

       (c) Shares equal in market value to the loan will be pledged as collateral

  2. A&A will reimburse the partners, as a group, $50,000 for legal expenses incurred to date in connection with the registration of shares and if there is no effective Registration Statement on Form S-3 by June 30, 1995, additional legal expense reimbursement will be considered.

  3. In the event that effective registration of a Registration Statement on Form S-3 is not available, a portion of the loan will be forgiven as follows:

       (a) B.P.15,000 will be forgiven if A&A has not effected an effective Registration Statement on Form S-3 by April 5, 1995.

       (b) An additional B.P.15,000 will be forgiven if A&A has not effected an effective Registration Statement on Form S-3 by June 30, 1995.

  4. If loans are not requested by any former equity partner of Clay & Partners, the amounts stipulated in #3 above would be available as cash payments rather than partial loan forgiveness.



Please send requests for loans to Brian Kennedy, A&A U.K. legal and treasury will then prepare the necessary documentation and disburse the funds.

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                                    FORM OF
                MEMORANDUM OF DEPOSIT AND CHARGE OVER SECURITIES


Date:                                        1995



Parties:



  1. ALEXANDER & ALEXANDER FINANCE LIMITED whose registered office is situate at 8 Devonshire Square, London, EC2M 4PL ("A&A").

  2.                                              of

                                           ("the Partner").

OPERATIVE PROVISIONS:

  1. INTERPRETATION

       1.1 In this Memorandum:

           "A&A" shall include unless the context otherwise requires, A&A's successors and assigns, whether in England or otherwise.

           "Indebtedness" means all the Partner's present or future indebtedness arising in respect of the Loan.

           "Charge" means the charge created pursuant to this deed.

           "Loan" means the monies advanced to the Partner evidenced by a Promissory Note executed by the Partner on even date to this memorandum in the form contained in the First Schedule hereto.

           "Securities" means all the bonds, stocks, shares and other securities the certificates or other documents of title for which have been deposited with A&A and which are listed in the Second Schedule hereto.

       1.2 Clause headings are for ease of reference only.

  2. CHARGE

       2.1 In consideration of A&A advancing the Loan the Partner, as beneficial owner, charges all the Securities and the proceeds of any sale of the Securities as a continuing security to A&A for the repayment and satisfaction on demand of all Indebtedness.

       2.2 The Partner represents and warrants to A&A that subject only to the provisions of this Charge the Securities are within and will remain within the Partner's own disposition and control free from any restriction on transfer and from any prior mortgage, lien, security or other encumbrance whatever. The Partner undertakes not to (or agree or attempt to) sell, transfer, assign, charge or encumber the Securities or any part of them other than as contemplated by clause 3 below.

       2.3 If at any time any securities shall be deposited with or transferred to A&A by the Partner in substitution for or in addition to the Securities, such Securities shall be deemed to be part of the Securities and shall forthwith become subject to all the terms hereof, so that the representation and warranty in clause 2.2 above shall be deemed to apply to such substituted or additional securities.

       2.4 The Charge shall not extend to or include all dividends or interest paid or payable before and after the date hereof on any of the Securities which are for the Partner's own account.

       2.5 The Charge shall:-

            2.5.1  be a continuing security;

            2.5.2 not be discharged or affected by any failure or, or defect in, any agreement given by or on behalf of the Partner in respect of any Indebtedness nor by any legal limitation, or lack of any borrowing powers of the Partner or lack of authority of any person appearing to be acting for the Partner in any matter in respect of any Indebtedness or by any other fact or circumstances (whether known or not to the Partner or A&A) as a result of which any Indebtedness may be rendered illegal, void or unenforceable by A&A;

            2.5.3 remain binding on the Partner notwithstanding any amalgamation, reconstruction, re-organisation, merger, sale or transfer by or involving A&A or the assets of A&A and for this purpose this Memorandum and all rights conferred on A&A thereunder may be assigned or transferred by A&A accordingly; and

            2.5.4 be additional and without prejudice to any other security which A&A may hold from time to time.

  3. FURTHER ASSURANCE

       3.1 If so requested by A&A the Partner shall forthwith execute and deliver a legal mortgage, transfer or assignment of the Securities in A&A's favour in such form or manner as A&A may reasonably deem necessary in order to perfect protect or realise any of the Securities and/or forthwith sign, seal, deliver and complete all transfers, renunciations, mandates, assignments, deeds or other documents as A&A may reasonably deem necessary to perfect its title to the Securities to vest the Securities in A&A (or its nominees) to exercise (or enable its nominees to exercise) any right and powers attaching to the Securities or to give effect to any sale or disposal under clause 5 below.

  4. CALLS, VOTING RIGHTS AND DIVIDENDS

       4.1 Notwithstanding the Charge or any further security under clause 3 above, the Partner will pay all calls and other payments due on any of the Securities, failing which A&A may make such payments on behalf of the Partner. Any sum so paid by A&A shall be repayable by the Partner on demand in writing and, pending such repayment, shall be a charge on the Securities.

       4.2 The Partner may exercise such voting and other rights (other than a disposal of the Shares) vested in the holder of the Securities as its discretion.

       4.3 Dividends, interest or other payments (whether of an income or capital nature) which may be received or receivable by the Partner under any of the Securities shall accrue and be payable (unless in default of the terms of the Loan) to the benefit of the Partner.

  5. REMEDIES ON DEFAULT

       5.1 If the Partner fails to pay or satisfy any of the Indebtedness or is in breach of any material term of this Memorandum, A&A may, without further notice, sell or dispose of all or any part of the Securities in such manner and for such consideration (whether payable or deliverable immediately or by instalments) as A&A may, in its absolute discretion, think fit. Insofar as it would otherwise apply
           Section 93 the Law of Property Act 1925 shall not apply to the Securities.

       5.2 A&A may apply the proceeds of sale in or towards discharge of the costs so incurred and of the Indebtedness and any residue shall be paid to the Partner or as the Partner shall direct. A&A may give a good discharge for any monies received in exercise of such power of sale or disposal.

       5.3 The Partner shall have no right or claim against A&A in respect of any loss on such sale however caused and whether or not a better price could or might have been obtained on the sale of the Securities or any of them.


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

  6. CERTIFICATE

     A certificate by an officer of A&A as to the amount of any Indebtedness at any time shall be conclusive unless manifestly incorrect.

  7. ATTORNMENT

     By way of security, the Partner irrevocably appoints each of A&A and any person nominated in writing under the hand of any officer of A&A as the Partner's attorney, in its name and on its behalf to execute, seal and deliver any conveyance, mortgage, assignment, transfer, renunciation or other deed which A&A reasonably deem necessary for the perfection protection or enforcement of the Charge. This appointment shall operate as a general Power of Attorney specified in Section 10 of the Powers of Attorney Act 1971. Further, the Partner hereby covenants with A&A to ratify and confirm any deeds documents act and thing and all transactions which any such attorney hereunder may lawfully execute or do in accordance with the terms of this Memorandum.

  8. NOTICES

       8.1 Any demand, or notice by A&A may be delivered personally to the Partner or sent to the Partner by post, facsimile, telemessage, cable,a telex or telecopier at the Partner's address set out above or such other address notified in writing to A&A. Any such notice or demand shall be deemed to have been received by the Partner forty-eight hours after posting, (where sent by first class prepaid post), immediately on delivery (where delivered personally) and immediately upon sending, (where sent by facsimile, telemessage, cable, telex or telecopier) and whether or not it is actually received where sent by first class pre-paid recorded post.

       8.2 Any notice from the Partner to A&A shall be deemed to have been received by A&A forty-eight hours after posting if sent by first class prepaid recorded delivery post to A&A at its address set out above or such other address notified or by A&A immediately upon sending where sent by tested telex or facsimile to A&A at such telex or facsimile number as it may have from time to time.

  9. EXPENSES

       9.1 The Partner shall pay to A&A on demand in the currency(ies) in which they are incurred by A&A all costs, expenses (including legal fees) and duties reasonably incurred by A&A in any enforcement of this Memorandum.

       9.2 The Partner shall indemnify A&A on demand against all other costs, losses, liabilities and damage suffered or incurred by A&A in respect of the perfection, protection or enforcement of the Securities and the proper exercise of any of its rights or the performance of its obligations in respect of the Securities but not where such costs, losses liabilities and damage result from the negligence or wilful default of A&A.

 10. LAW AND JURISDICTION

      10.1 This Memorandum shall be governed by and construed in accordance with English law and the parties hereto hereby irrevocably submit to the jurisdiction of the English courts.

      10.2 The submission to jurisdiction in clause 10.1 shall not prevent proceedings being brought in any other competent court.


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

                               THE FIRST SCHEDULE
                            FORM OF PROMISSORY NOTE



DATED                         1995



B.P.



FOR VALUE
RECEIVED,
                    (hereinafter referred to as the "Debtor"), hereby promises to pay to the order of ALEXANDER & ALEXANDER FINANCE LIMITED (hereinafter
referred to as the "Payee"), the principal sum of up to B.P.      (the "Loan").



Subject to the occurrence of a Loan Forgiveness Event (as hereinafter defined), the entire amount of the unpaid principal balance and any other payments due hereunder shall be due and payable on the earlier of (i) November 30, 1995, or
(ii) the last day of the period commencing on the date of declaration of effectiveness by the United States Securities and Exchange Commission ("SEC") of a registration statement ("Registration Statement") under the Securities Act of 1933, as amended, covering the shares of common stock, $1.00 par value per share of Alexander & Alexander Services Inc. ("Common Stock") owned by Debtor (the "Debtor Shares") and ending on the date on which the Registration Statement has been continuously effective for 15 days. A "Loan Forgiveness Event" shall be deemed to occur if (i) a Registration Statement covering the Debtor Shares has not been declared effective by the SEC and has not been or will not be continuously effective for 14 days commencing on or prior to April 5, 1995, in which event B.P.15,000 of the principal amount of the Loan will be forgiven, and
(ii) a Registration Statement covering the Debtor Shares has not been declared effective by the SEC and has not been or will not be continuously effective for 14 days commencing on or prior to June 30, 1995, in which event an additional B.P.15,000 of the principal amount of the Loan will be forgiven.



This Note is made pursuant to and is secured by a Memorandum of Deposit and Charge Over Securities of even date between the Debtor and the Payee (the "Security Deed") covering certain shares of Common Stock pledged as collateral, all as more particularly described and provided therein, and the holder of this
Note is entitled to the other and further benefits thereof.



    Payment of this Note shall be secured by the pledge of shares of the Common Stock having a market value equal to the amount of the Loan where such market value means the average of the high and low prices of the Common Stock on the International Stock Exchange of the United Kingdom and the Republic of Ireland on the day prior to the Loan (or, if the Common Stock was not traded on the day prior to the Loan, then on the next preceding day which is a trading day on the said Exchange during which a sale of Common Stock occurred).



If the Debtor shall fail to make any payment herein on the date provided for and such default shall continue for a period of 10 days, then, in addition to all rights and remedies of the Payee under applicable law and otherwise the Debtor hereby authorises the payee forthwith to transfer or otherwise sell or dispose of the shares covered by the Security Deed and out of the proceeds of such sale or disposal to reimburse itself the sum of the Loan.



Upon the payment in full of the principal amount of the Loan the Payee will return to the Debtor the shares of Common Stock pledged as collateral pursuant to the Security Deed.

This Note shall be governed by and construed in accordance with the laws of the Jurisdiction provided for in the Security Deed.



IN WITNESS WHEREOF, the payee has executed this Promissory Note on the date first above written.



-------------------------------------------
Debtor



In the presence of:


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

                              THE SECOND SCHEDULE



                                 The Securities



Issuer                             Certificate No.                 No. of Shares



Alexander & Alexander
Services Inc.



IN WITNESS the parties have executed this document as a Deed the date and year first above written.



SIGNED BY:
For and on behalf of
Alexander & Alexander Finance Limited
Director. . . . . .
in the presence of:
Director. . . . . . . . .
in the presence of:
SIGNED BY:
in the presence of:

                                    FORM OF
                          LOAN REQUEST AND UNDERTAKING



To:    Alexander & Alexander Finance Limited



From:



AMOUNT OF LOAN REQUIRED: B.P.



    I hereby request a loan for the above referenced amount and on the terms
agreed and attach a share certificate in respect of the       shares of the
common stock of Alexander & Alexander Services Inc. registered in my name. I understand this will be deposited in accordance with the loan terms as security for the loan. I also understand that the share certificate represents only part of the agreed security and accordingly I hereby undertake to obtain within one month from the date hereof a further share certificate registered in my name for the balance of shares which in addition to the shares represented by the attached certificate equate to the full value of the loan and further undertake to complete all necessary documentation to provide security for the loan over such additional shares.



---------------------------------
Signature




---------------------------------
Date

                                    FORM OF
                                  LOAN REQUEST



To:    Alexander & Alexander Finance Limited



From:



AMOUNT OF LOAN REQUIRED: B.P.



    I hereby request a loan for the above referenced amount and on the terms agreed and attach a share certificate in respect of the shares of Alexander & Alexander Services Inc. registered in my name which I understand will be split into two certificates one in respect of the shares to be deposited in accordance with the loan terms as security and a second in respect of the balance. The balancing certificate will be returned to me.


---------------------------------

Signature


---------------------------------

Date

                                    FORM OF
                                PROMISSORY NOTE



DATED                         1995



B.P.



FOR VALUE
RECEIVED,
                    (hereinafter referred to as the "Debtor"), hereby promises to pay to the order of ALEXANDER & ALEXANDER FINANCE LIMITED (hereinafter
referred to as the "Payee"), the principal sum of up to B.P.      (the "Loan").



Subject to the occurrence of a Loan Forgiveness Event (as hereinafter defined), the entire amount of the unpaid principal balance and any other payments due hereunder shall be due and payable on the earlier of (i) November 30, 1995 or
(ii) the last day of the period commencing on the date of declaration of effectiveness by the United States Securities and Exchange Commission ("SEC") of a registration statement ("Registration Statement") under the Securities Act of 1933, as amended, covering the shares of common stock, $1.00 par value per share of Alexander & Alexander Services Inc. ("Common Stock") owned by Debtor (the "Debtor Shares") and ending on the date on which the Registration Statement has been continuously effective for 15 days. A "Loan Forgiveness Event" shall be deemed to occur if (i) a Registration Statement covering the Debtor Shares has not been declared effective by the SEC and has not been or will not be continuously effective for 14 days commencing on or prior to April 5, 1995, in which event B.P.15,000 of the principal amount of the Loan will be forgiven, and
(ii) a Registration Statement covering the Debtor Shares has not been declared effective by the SEC and has not been or will not be continuously effective for 14 days commencing on or prior to June 30, 1995, in which event an additional B.P.15,000 of the principal amount of the Loan will be forgiven.



This Note is made pursuant to and is secured by a Memorandum of Deposit and Charge Over Securities of even date between the Debtor and the Payee (the "Security Deed") covering certain shares of Common Stock pledged as collateral, all as more particularly described and provided therein, and the holder of this
Note is entitled to the other and further benefits thereof.



Payment of this Note shall be secured by the pledge of shares of the Common Stock having a market value equal to the amount of the Loan where such market value means the average of the high and low prices of the Common Stock on the International Stock Exchange of the United Kingdom and the Republic of Ireland on the day prior to the Loan (or, if the Common Stock was not traded on the day prior to the Loan, then on the next preceding day which is a trading day on the said Exchange during which a sale of Common Stock occurred).



If the Debtor shall fail to make any payment herein on the date provided for, and such default shall continue for a period of 10 days, then, in addition to all rights and remedies of the Payee under applicable law and otherwise the Debtor hereby authorises the Payee forthwith to transfer or otherwise sell or dispose of the shares covered by the Security Deed and out of the proceeds of such sale or disposal to reimburse itself the sum of the Loan.



Upon the payment in full of the principal amount of the Loan the Payee will return to the Debtor the shares of Common Stock pledged as collateral pursuant to the Security Deed.



This Note shall be governed by and construed in accordance with the laws of the Jurisdiction provided for in the Security Deed.

IN WITNESS WHEREOF, the Payee has executed this Promissory Note on the date first above written.



-------------------------------------------
Debtor



In the presence of:





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